Revenue Recognition	12 Months Ended
Dec. 31, 2018
Revenue from Contract with Customer [Abstract]
Revenue Recognition	Revenue Recognition

Disaggregation of revenue
FMC disaggregates revenue from contracts with customers by business segment and by geographical areas. Our FMC Agricultural Solutions segment is further disaggregated into three major pesticide product categories - Insecticides, Herbicides, and Fungicides. The disaggregated revenue tables below are reconciled to FMC’s reportable segment, as defined in Note 20, for the year ended December 31, 2018.
The following table provides information about disaggregated revenue by major geographical region:

(in Millions)	Year ended December 31, 2018
FMC Agricultural Solutions
North America	$1,090.8
Latin America	1,210.1
Europe, Middle East & Africa	966.0
Asia Pacific	1,018.4
Total FMC Revenue	$4,285.3

The following table provides information about disaggregated revenue by major product category:

(in Millions)	Year ended December 31, 2018
FMC Agricultural Solutions
Insecticides	$2,476.5
Herbicides	1,251.2
Fungicides	268.7
Other	288.9
Total FMC Revenue	$4,285.3

FMC Agricultural Solutions
We earn revenue from the sale of a wide range of products to a diversified base of customers around the world. FMC Agricultural Solutions' portfolio is comprised of three major pesticide categories: insecticides, herbicides and fungicides. These products are used in agriculture to enhance crop yield and quality by controlling a broad spectrum of insects, weeds and disease, as well as in non-agricultural markets for pest control. The majority of our product lines consist of insecticides and herbicides, and we have a small but fast-growing portfolio of fungicides mainly used in high value crop segments. Our insecticides are used to control a wide spectrum of pests, while our herbicide portfolio primarily targets a large variety of difficult-to-control weeds. Products in the other category include various agricultural products such as smaller classes of pesticides, growth promoters, and soil enhancements.
Sale of Goods
Revenue from product sales is recognized when (or as) FMC satisfies a performance obligation by transferring the promised goods to a customer, that is, when control of the good transfers to the customer. The customer is then invoiced at the agreed-upon price with payment terms generally ranging from 30 to 90 days, with some regions providing terms longer than 90 days. We do not typically give payment terms that exceed 360 days; however, in certain geographical regions such as Latin America, these extended terms may be given in limited circumstances. Additionally, a timing difference of over one year can exist between when products are delivered to the customer and when payment is received from the customer in these regions; however, the effect of these sales is not material to the financial statements as a whole. Furthermore, we have assessed the circumstances and arrangements in these regions and determined that the contracts with these customers do not contain a significant financing component.
In determining when the control of goods is transferred, we typically assess, among other things, the transfer of risk and title and the shipping terms of the contract. The transfer of title and risk typically occurs either upon shipment to the customer or upon receipt by the customer. As such, FMC typically recognizes revenue when goods are shipped based on the relevant Incoterm for the product order, or in some regions, when delivery to the customer’s requested destination has occurred. When we perform shipping and handling activities after the transfer of control to the customer (e.g., when control transfers prior to delivery), they are considered as fulfillment activities, and accordingly, the costs are accrued for when the related revenue is recognized. For FOB shipping point terms, revenue is recognized at the time of shipment since the customer gains control at this point in time.
We record amounts billed for shipping and handling fees as revenue. Costs incurred for shipping and handling are recorded as costs of sales and services. Amounts billed for sales and use taxes, value-added taxes, and certain excise and other specific transactional taxes imposed on revenue-producing transactions are presented on a net basis and excluded from sales in the consolidated income statements. We record a liability until remitted to the respective taxing authority.
Sales Incentives and Other Variable Considerations
As a part of our customary business practice, we offer a number of sales incentives to our customers including volume discounts, retailer incentives, and prepayment options. The variable considerations given can differ by products, support levels and other eligibility criteria. For all such contracts that include any variable consideration, we estimate the amount of variable consideration that should be included in the transaction price utilizing either the expected value method or the most likely amount method depending on the nature of the variable consideration. Variable consideration is included in the transaction price if, in our judgment, it is probable that a significant future reversal of cumulative revenue under the contract will not occur. Although determining the transaction price for these considerations requires significant judgment, we have significant historical experience with incentives provided to customers and estimate the expected consideration considering historical patterns of incentive payouts. These estimates are reassessed each reporting period as required.
In addition to the variable considerations describe above, in certain instances, we may require our customers to meet certain volume thresholds within their contract term. We estimate what amount of variable consideration should be included in the transaction price at contract inception and continually reassess this estimation each reporting period to determine situations when the minimum volume thresholds will not be met. Variable consideration is included in the transaction price if, in our judgment, it is probable that a significant future reversal of cumulative revenue under the contract will not occur.
Right of Return
FMC extends an assurance warranty offering customers a right of refund or exchange in case delivered product does not conform to specifications. Additionally, in certain regions and arrangements, we may offer a right of return for a specified period. Both instances are accounted for as a right of return and transaction price is adjusted for an estimate of expected returns. Replacement products are accounted for under the warranty guidance if the customer exchanges one product for another of the same kind, quality, and price. We have significant experience with historical return patterns and use this experience to include returns in the estimate of transaction price.
Contract asset and contract liability balances
FMC satisfies its obligations by transferring goods and services in exchange for consideration from customers. The timing of performance sometimes differs from the timing the associated consideration is received from the customer, thus resulting in the recognition of a contract asset or contract liability. FMC recognizes a contract liability if the customer's payment of consideration is received prior to completion of FMC's related performance obligation.
The following table presents the opening and closing balances of FMC's receivables (net of allowances) and contract liabilities from contracts with customers.

(in Millions)	Balance as of December 31, 2017	Balance as of December 31, 2018	Increase (Decrease)
Receivables from contracts with customers, net of allowances	$2,027.5	$2,228.3	$200.8
Contract liabilities: Advance payments from customers	378.8	458.4	79.6

The amount of revenue recognized in the year ended December 31, 2018 that was included in the opening contract liability balance is $378.8 million, which primarily relates to revenue from prepayment contracts with customers in the FMC Agricultural Solutions segment.
The balance of receivables from contracts with customers listed in the table above include both current trade receivables and long-term receivables, net of allowance for doubtful accounts. The allowance for receivables represents our best estimate of the probable losses associated with potential customer defaults. We determine the allowance based on historical experience, current collection trends, and external business factors such as economic factors, including regional bankruptcy rates, and political factors. The change in allowance for doubtful accounts for both current trade receivables and long-term receivables is representative of the impairment of receivables as of December 31, 2018. Refer to Note 9 for further information.
FMC periodically enters into prepayment arrangements with customers and receives advance payments for product to be delivered in future periods. Prepayment terms are extended to customers/distributors in order to capitalize on surplus cash with growers. Growers receive bulk payments for their produce, which they leverage to buy FMC products from distributors through prepayment options. This in turn creates opportunity for distributors to make large prepayments to FMC for securing the future supply of products to be sold to growers. Prepayments are typically received in the fourth quarter of the fiscal year and are for the following marketing year indicating that the time difference between prepayment and performance of corresponding performance obligations does not exceed one year. FMC recognizes these prepayments as a liability under “Advance Payments from customers” on the consolidated balance sheets when they are received. Revenue associated with advance payments is recognized as shipments are made and transfer of control to the customer takes place. Advance payments from customers was $378.8 million as of December 31, 2017 and $458.4 million as of December 31, 2018.
Performance obligations
At contract inception, FMC assesses the goods and services promised in its contracts with customers and identifies a performance obligation for each promise to transfer a good or service (or bundle of goods or services) that is distinct. To identify the performance obligations, we consider all the goods or services promised in the contract, whether explicitly stated or implied based on customary business practices. Based on our evaluation, we have determined that our current contracts do not contain more than one performance obligation. Revenue is recognized when (or as) the performance obligation is satisfied, which is when the customer obtains control of the good or service.
Periodically, FMC may enter into contracts with customers which require them to submit a forecast of non-binding purchase obligations to us. These forecasts are typically provided by the customer to FMC in good faith, and there are no penalties or obligations if the forecasts are not met. Accordingly, we have determined that these are optional purchases and do not represent material rights and are not considered as unsatisfied (or partially satisfied) performance obligations for the purposes of this disclosure.
In separate and less common circumstances, FMC may have contracts with customers which have binding purchase requirements for just one quarter of their annual forecasts. Additionally, as noted in the Contract Liabilities section above, FMC periodically enters into agricultural prepayment arrangements with customers, and receives advance payments for product to be delivered in future periods within one year. We have elected not to disclose the aggregate amount of the transaction price allocated to remaining performance obligations for these two types of contracts as they have an expected duration of one year or less and the revenue is expected to be recognized within the next year.
Other arrangements
Data Licensing
FMC sometimes grants to third parties a license and right to rely upon pesticide regulatory data filed with government agencies. Such licenses allow a licensee to cite and rely upon FMC’s data in connection with the licensee’s application for pesticide registrations as required by law; these licenses can be granted through contract or through a mandatory statutory license, depending on circumstances. In the most common occurrence, when a license is embedded in a contract for supply of pesticide active ingredient from FMC to the licensee, the license grant is not considered as distinct from other promised goods or services. Accordingly, all promises are treated as a single performance obligation and revenue is recognized at a point when the control of the pesticide products is transferred to the licensee-customer. In the less frequent occurrence, when the license and right to use data is granted without a supply contract, FMC accounts for the revenue attributable to the data license as a performance obligation satisfied at a single point in time and recognizes revenue on the effective date of such contract. Finally, in those circumstance of mandatory data licensing by statute, such as under U.S. pesticide law, FMC recognizes the data compensation upon the effective date of the data compensation settlement agreement. Payment terms for these arrangements may vary by contract.
Service Arrangements
In limited cases, FMC engages in providing certain tolling services, such as filling and packing services using raw and packing materials supplied by the customer. However, as a result of the DuPont Crop Protection Business Acquisition, on November 1, 2017 DuPont and FMC entered into an agreement to provide tolling services to one another for up to five years from the acquisition date. Depending on the nature of the tolling services, FMC determines the appropriate method of satisfaction of the performance obligation, which may be the input or output method. Compared to other goods and services provided by FMC, service arrangements do not represent a significant portion of sales each year. Payment terms for service arrangements may vary by contract; however, payment is typically due within 30 days of the invoice date.

Practical Expedients and Exemptions
FMC has elected the following practical expedients following the adoption of ASC 606:

a.
Costs of obtaining a contract: FMC incurs certain costs such as sales commissions which are incremental to obtaining the contract. We have taken the practical expedient of expensing such costs to obtain a contract, as and when they are incurred, as their expected amortization period is one year or less.

b.
Significant financing component: We elected not to adjust the promised amount of consideration for the effects of a significant financing component if FMC expects, at contract inception, that the period between the transfer of a promised good or service to a customer and when the customer pays for that good or service will be one year or less.

c.
Remaining performance obligations: We elected not to disclose the aggregate amount of the transaction price allocated to remaining performance obligations for its contracts that are one year or less, as the revenue is expected to be recognized within one year. Additionally, we have elected not to disclose information about variable considerations for remaining, wholly unsatisfied performance obligations for which the criteria in paragraph 606-10-32-40 have been met.

d.
Shipping and handling costs: We elected to account for shipping and handling activities that occur after the customer has obtained control of a good as fulfillment activities (i.e., an expense) rather than as a promised service.

e.
Measurement of transaction price: We have elected to exclude from the measurement of transaction price all taxes assessed by a governmental authority that are both imposed on and concurrent with a specific revenue-producing transaction and collected by us from a customer.